Performance Commentary | August 2021

For August 2021, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.16% and a net return of -0.18%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of -0.19% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

•	The portfolio’s ongoing yield advantage over the Barclays Aggregate. As of August 31, 2021, the HIT had a yield advantage of 31 basis points (bps).
•	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae construction/permanent and permanent loan certificates tightened to Treasuries by 4.7 and 2.2 bps, respectively. Nominal spreads on longer maturity Fannie Mae DUS security structures also tightened, with the benchmark 10/9.5s tightening by approximately 1 bp. The HIT had 19.2% and 24.4% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and Fannie Mae DUS securities, respectively. There were no such securities in the Barclay’s Aggregate.
•	The portfolio’s underweight to corporate bonds, the worst performing major sector in the Index, posting an excess return of -5 bps and total return of -30 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised approximately 26.3% of the Index as of August 2021.
•	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (SF MBS), the second worst performing major asset class in the benchmark on an excess return basis, posting -3 bps. The portfolio is underweight fixed rate SF MBS with a 10.8% allocation compared to 27.3% in the Barclays Aggregate.
•	The portfolio’s short relative duration versus the benchmark as rates sold off across the curve. The 2-, 5-, 7, 10-, and 30-year rates increased by approximately 2.5, 8.7, 9.0, 8.6, and 4.0 bps, respectively.

Negative impacts to HIT’s relative performance included :

•	Performance by some agency multifamily MBS in the HIT’s portfolio which experienced spread widening relative to Treasuries. Spreads on Ginnie Mae REMIC structures widened by 2 bps during August. At the end

August 2021 Portfolio Commentary

of August, the HIT portfolio had a 14.1% allocation to REMICS, while there were no such securities in the Barclay’s Aggregate.

•	The portfolio’s underweight to the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose excess returns were the highest among the 4 credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -1, 0, -5, and 5 bps, respectively. Approximately 91.6% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise guarantee, compared to 71.0% for the Barclays Aggregate at month end.
•	The portfolio’s underweight to Treasuries, the best performing major asset class in the Index on an excess return basis during August. The HIT portfolio had a 5.0% allocation to the sector versus 38.4% in the Barclays Aggregate at month end.

Market Data

August 2021 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.17%	0	7.16
Agencies	-0.08%	5	3.93
Single family agency MBS (RMBS)	-0.16%	-3	4.16
Corporates	-0.30%	-5	8.78
Commercial MBS (CMBS)	-0.18%	7	5.16
Asset-backed securities (ABS)	-0.01%	3	2.21

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/21	8/31/21	Change
1 Month	0.033%	0.025%	-0.008%
3 Month	0.041%	0.035%	-0.005%
6 Month	0.046%	0.051%	0.005%
1 Year	0.063%	0.063%	0.000%
2 Year	0.184%	0.209%	0.025%
3 Year	0.338%	0.404%	0.067%
5 Year	0.690%	0.777%	0.087%
7 Year	0.995%	1.085%	0.090%
10 Year	1.222%	1.309%	0.086%
20 Year	1.803%	1.852%	0.048%
30 Year	1.892%	1.932%	0.040%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

August 2021 Portfolio Commentary

Portfolio Data as of August 31, 2021

Net Assets	$7,079.89 million
Portfolio Effective Duration	6.029 years	Convexity	0.195
Portfolio Average Coupon	2.64%	Maturity	10.12 years
Portfolio Yield to Worst[1]	1.66%	Portfolio Current Yield[1]	2.51%
Number of Holdings	936	Average Price[2]	105.46

Sector Allocations: 3

Multifamily Investments	80.62%	CMBS – Agency Multifamily*	70.35%
Agency Single-Family MBS	11.38%	Agency Single-Family MBS	11.38%
U.S. Treasury	5.04%	U.S. Treasury Notes/Bonds	5.04%
AAA Private-Label CMBS	1.22%	State Housing Permanent Bonds	4.83%
Cash & Short-Term Securities	1.74%	State Housing Construction Bonds	3.19%
		Direct Construction Loans	3.47%
		Cash & Short-Term Securities	1.74%
		*Includes multifamily MBS (59.04%), MF Construction MBS (10.08%), and AAA Private-Label CMBS (1.22%).
Quality Distribution: [3]
U.S. Government or Agency	86.53%
AAA	3.30%
AA	4.95%
A	0.00%
Not Rated	3.47%
Cash	1.74%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.74%	5-5.99 years	13.81%	0 – 1 year	5.34%
0-0.99 years	13.05%	6-6.99 years	8.16%	1 – 2.99 years	8.96%
1-1.99 years	4.40%	7-7.99 years	4.89%	3 – 4.99 years	19.63%
2-2.99 years	9.53%	8-8.99 years	6.86%	5 – 6.99 years	28.58%
3-3.99 years	7.82%	9-9.99 years	6.96%	7 – 9.99 years	24.66%
4-4.99 years	13.34%	Over 10 years	9.46%	10 – 19.99 years	9.74%
				Greater than 20 years	3.09%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

3